                                                                   EXHIBIT 10.11

DaimlerChrysler Service
Truck Finance

                                                                 LEASE AGREEMENT
                                                                    (OPEN-END)

LESSOR-
LESSEE

LESSOR'S NAME: Neely Coble Company Inc
Street Address: 319 Fesslers Lane

City: Nashville State: TN. Zip: 37210

                                                                 Geo Code: *101*

Lessee's Name: WESTERN EXPRESS, INC.
Street Address: 7135 CENTENNIAL PLACE

City: NASHVILLE State: TN. Zip: 37209

This Lease Agreement (hereinafter "Lease") is entered into on the 27th day of August, 2004, by and between the Lessor named above (hereinafter "Lessor") and the Lessee named above (hereinafter "Lessee").

1. EQUIPMENT LEASED. Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor the equipment described in each Schedule A now or hereafter executed pursuant to this Lease (hereinafter "Schedule" or "Schedules"), together with any attachments or accessories now or hereafter incorporated in or attached to said equipment (hereinafter "Equipment").

     It is hereby agreed that additional Equipment may be leased hereunder by the execution of additional Schedules by Lessor and Lessee. Each such Schedule, when so executed, shall constitute a separate Lease of the Equipment described therein. Except as specifically modified in any Schedule, all of the terms and conditions of this Lease shall govern the rights and obligations of Lessee and Lessor with respect to the Equipment described in the Schedules. Whenever reference is made herein to "this Lease" or "the Lease" it shall be deemed to include all Schedules now or hereafter executed under this Lease.

2. TERM. This Lease shall commence on the delivery date stated on the applicable Schedule(s) and shall continue until all rental payments as hereinafter described, and all of Lessee's other obligations hereunder, have been satisfied in full by Lessee.

3. RENTAL. Lessee agrees to pay Lessor monthly payments in an amount and for the term indicated in the Schedule(s) without reduction or set off for any reason, except as otherwise provided in this Lease.

     The first payment shall be due on the date stated in the Schedule(s).

4. LATE CHARGE; DISHONORED CHECKS. In the event Lessee fails to pay in full any rental payment, or any other sum required to be paid hereunder by Lessee, within ten (10) days of its due date, Lessor may, without declaring Lessee to be in default, charge Lessee an amount equal to five percent (5%) of such past due amounts or the maximum allowed by applicable state law. In addition, Lessor may collect from Lessee a fee for dishonored checks. Such fee shall not exceed $35 or the maximum amount permitted by applicable law. The imposition of such a charge by Lessor shall in no way alter Lessor's right to additionally or subsequently declare Lessee to be in default or to exercise any of its remedies under this Lease.

5. FEES AND TAXES. Lessee agrees to pay when due all fees, sales and use taxes, duties, assessments, highway use taxes, or other taxes and charges, however designated, now or hereafter levied or based upon the purchase, rental, ownership, use, possession, leasing, operation, control, maintenance or sale of the Equipment, whether or not paid or payable by Lessor (excluding Lessor's net income, franchise and business and occupation taxes), and shall supply Lessor with proof of payment upon written demand therefor by Lessor.

6. INSURANCE. With respect to the Equipment, Lessee shall provide and maintain, at its own expense, public liability insurance for bodily injury or death and property damage insurance with an aggregate limit of not less than $750,000 per occurrence, or such other higher limit as may be required by law.

DaimlerChrysler Service
Truck Finance

                                                                 LEASE AGREEMENT
                                                                    (OPEN-END)

     Lessee shall also provide and maintain, at its own expense, collision and upset insurance with a deductible of not more than $1,000, and fire, theft and combined additional insurance with a deductible of not more than $1,000.

     All insurance required herein shall protect Lessor and Lessee as their interests may appear. All insurance required to be provided by Lessee shall designate Lessor as an additional insured and loss payee and shall, by the terms of the policies or appropriate endorsements thereto: (a) be primary to, and in no respect excess or contributory to or contingent upon, any liability insurance provided by Lessor; (b) waive any right of subrogation against Lessor; (c) provide that all liability insurance shall first be applied against any claim against Lessor; (d) provide that all insurance proceeds are to be paid directly to Lessor in respect of any damage to the Equipment; and (e) provide that coverage may not be changed, altered or canceled by the issuing insurance company without twenty (20) days prior written notice to Lessor.

     All insurance required herein to be provided by Lessee shall be placed with an insurance company acceptable to and approved by Lessor. Lessor shall be provided with certificates of insurance (or other document(s) acceptable to Lessor) evidencing the insurance coverage required herein and establishing that such insurance is in effect with respect to the Equipment.

     Lessor is hereby appointed as Lessee's attorney-in-fact to prepare and submit any notice or proof of loss and to endorse any check which may be payable to Lessee in order to collect the benefits of such insurance. In addition, as Lessee's attorney in fact, Lessor or its assignee shall have full power to: (a) determine at Lessor's discretion what is a reasonable sum for settlement and/or compromise of claim or suit; and (b) institute suit in Lessee's name, or in Lessor's name, or both, and to add any costs or expenses relating to the suit or claim, including legal fees and expenses, to the balance of Lessee's obligations under the Lease. This authorization shall include the right of Lessor to cancel the insurance if the Lessee is in default (as defined in Section 14 below). Lessee agrees that if any charge for required insurance is returned to Lessor, it may be credited to Lessee's account or used to buy similar insurance or insurance which covers only Lessor's interest in the Equipment. Lessee hereby directs any insurance company to make payment of any monies, payable because of insurance provided pursuant to this Lease, directly to Lessor, and any such monies so paid are hereby assigned to Lessor to be credited to Lessee's account to the extent of the unpaid balance under this Lease.

     Lessee agrees that any excess or umbrella liability insurance which it may have in addition to the minimum requirements set forth above shall also include the interest of Lessor, to the extent permitted by law.

7. LESSOR'S RIGHT TO PAY. If Lessee fails to insure the Equipment as required by Section 6 or if Lessee fails to pay and discharge any or all fees, taxes, liens and other charges as required by Section 5, Lessor, without prejudice to any other rights hereunder, may (but shall not be obligated to) provide such insurance, or may pay and discharge such fees, taxes, liens or other charges, and Lessee agrees to repay said sums to Lessor upon demand. If Lessee fails to repay Lessor within ten (10) days of the sending of Lessor's demand for repayment, Lessor may assess a late charge on such amounts in accordance with Section 4 hereof. If such amounts, including late charges, remain unpaid for ten (10) additional days, then Lessee shall also be liable for interest thereon at the default rate of interest set forth in Section 14, or the maximum amount permitted by law.

8. INDEMNIFICATION. Lessee assumes liability for and agrees to defend, indemnify and hold Lessor harmless from any claim for liability (including, without limitation, claims involving strict liability in tort or product liability), claims involving any fees, sales, transaction privilege, gross receipts or use taxes, duties, assessments, highway use taxes or other taxes and charges, however designated, now or hereafter levied or based upon the purchase, rental, ownership, use, possession, leasing, operation, control, maintenance or sale of the Equipment, whether or not paid or payable by Lessor, any loss, cost, expense or damage of every nature (including, without limitation, fines, forfeitures, penalties, settlements and attorney's fees) by or to any person and regardless of its basis, which directly or indirectly results from or pertains to the purchase, sale, leasing, manufacture, delivery, ownership, use, possession, operation, condition (including, without limitation, latent or other defects, whether or not discoverable, and patent, trademark and copyright infringement), removal, return or storage of the Equipment, the breach by Lessee of any covenant or condition of this Lease, or the recovery of claims under physical damage coverage on the Equipment. LESSEE'S INDEMNITIES AND LIABILITIES SHALL CONTINUE IN FULL FORCE AND EFFECT, NOTWITHSTANDING THE EXPIRATION OR TERMINATION OF THIS LEASE FOR ANY REASON.

     Upon request by Lessor, Lessee shall assume the defense of all demands, claims, actions, suits and all other proceedings against Lessor for which indemnity is provided herein and shall allow Lessor to participate in the defense thereof. Lessee shall be subrogated to all rights of Lessor for any matter for which Lessee has assumed obligation hereunder and may not settle such demand, claim or action without Lessor's prior consent. Lessor shall be subrogated to all rights of Lessee for any matter for which Lessor has assumed obligation hereunder and may settle such demand, claim or action without Lessee's prior consent.

9. ASSIGNMENT. All right, title and interest in and to this Lease, as well as to the Equipment, may be assigned at any time by Lessor without Lessee's consent. Upon notice of any assignment by Lessor or its assignee, Lessee shall make all payments coming due hereunder to the assignee without offset, counterclaim or defense of any kind. It is expressly understood that any reference in this Lease to "Lessor" shall be construed to mean Lessor or Lessor's assignee.

     Lessee shall not assign, transfer or sublet this Lease, the Equipment or Lessee's interest hereunder without Lessor's prior written consent (which may be withheld at Lessor's sole discretion), nor shall Lessee's interest hereunder inure to the benefit of any trustee, receiver, creditor or successor of Lessee or its property, whether or not in bankruptcy, or whether by operation of law or otherwise.

DaimlerChrysler Service
Truck Finance

                                                                 LEASE AGREEMENT
                                                                    (OPEN-END)

10. OWNERSHIP/TITLE/LIENS. Lessor and Lessee intend for this agreement to be a true lease; consequently; ownership of and title to all Equipment shall be and remain in Lessor, notwithstanding possession and use thereof by Lessee. Lessee has not acquired, and will not acquire by its acceptance of this Lease, any proprietary rights or interest in the Equipment. Lessee acknowledges that unless and until Lessor allows Lessee to purchase the Equipment pursuant to Section 15, Lessee's interest shall be that of lessee and not owner. Lessee shall keep the Equipment free from all liens and encumbrances during the term of this Lease.

11. USE, INSPECTION AND ALTERATIONS. Lessee at its sole expense shall have the Equipment serviced in accordance with the manufacturer's approved maintenance schedules, ensure that maintenance records are available for review by Lessor at reasonable times and places and maintain the Equipment in good repair, appearance, functional order, and good lawful operating condition.

     Lessee shall not: (a) use or permit the use of the Equipment in any unintended, injurious or unlawful manner; (b) use or permit the use of the Equipment primarily for personal, family, household or agricultural purposes; (c) subject the Equipment to unusual, extreme or severe operating condition; or (d) change or alter the Equipment without Lessor's prior written consent, except that Lessee shall make such alterations and improvements, at Lessee's expense, as may be required from time to time to meet the requirements of law or of any federal, state or local governmental authority having jurisdiction over the Equipment.

     To ensure compliance with the foregoing, Lessor shall have the right, at any time, to enter Lessee's premises or elsewhere to inspect the Equipment or to observe its use. All improvements and alterations, other than improvements which can be readily removed without causing damage to the Equipment and without rendering the Equipment unable to comply with law, shall become part of the Equipment and shall be the property of Lessor.

12. LOSS AND DAMAGE. Lessee hereby assumes all risk of loss, including theft or destruction, and the risk of damage to the Equipment, from any and every cause whatsoever, whether or not such loss is covered by insurance. Loss or damage to the Equipment, or any part thereof, shall not relieve Lessee of any obligation under this Lease.

     If the Equipment is damaged or destroyed in an accident or other occurrence or confiscated by any governmental authority or subjected to any tax lien or is stolen, abandoned or subjected to undue peril, Lessee will notify Lessor within ten (10) days of such occurrence or condition.

     If any item of Equipment is damaged and in a condition which Lessor believes may be reasonably repaired, Lessee shall repair the same to good working order. If the Equipment is damaged and in a condition which Lessor believes is beyond reasonable repair, or with respect to any other occurrence or condition set forth above, Lessor may terminate this Lease with respect to that Equipment immediately. If the Lease is terminated, Lessee's termination liability shall be the sum of the following: (1) any Lease payments or other amounts due and owing as of the time of termination; plus (2) the balance of the Lease payments Lessee would have made had the Lease gone to full term (less a deduction for the time value of such payments computed in accordance with the simple interest method); plus (3) the Residual Value as set forth in the Schedule(s) (less a deduction for the time value of such payments computed in accordance with the simple interest method); plus (4) an amount equal to one monthly Lease payment; plus (5) any and all commissions, fees or other amounts paid by Lessor's assignee as consideration for assignment of this Lease; less the proceeds Lessor receives from the insurance provided by Lessee, if any. Lessee expressly understands and agrees that in the event of a total loss, Lessee's insurance policy may not be sufficient to completely satisfy Lessee's termination liability set forth above, and Lessee agrees that in such event Lessee shall be liable for, and shall pay Lessor upon demand therefor, the amount of any such deficiency.

13. SPECIAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE. Lessee represents, warrants and covenants to Lessor that: (a) the Equipment will not be used outside of the United States during more than 50 percent of any calendar year or partial calendar year during the term of this Lease; (b) Lessee is not and will not become an organization exempt from the tax imposed by Chapter 1 of the Internal Revenue Code of 1986 nor will Lessee allow any such entity to use the Equipment; and (c) Lessee is not the United States, any State (including the District of Columbia) or political subdivision thereof or any agency or instrumentality of the United States, any State or political subdivision thereof or any international organization, nor will Lessee allow any such entity to use the Equipment. Lessee acknowledges that if any representation, warranty or covenant herein is false or if it takes any action or omits to take any action which causes any such representation, warranty or covenant to be false or to be breached, Lessor, or the affiliate group of which it is a member, may suffer adverse tax consequences. Accordingly, Lessee agrees that if it breaches any such representation, warranty or covenant or if the same shall be or become false, this Lease shall be deemed to be in default and Lessee shall be liable to Lessor in the manner and for the amounts specified in
     Section 14 hereof.

14. DEFAULT; LESSOR'S REMEDIES. Time is of the essence in this Lease, and Lessor may declare this Lease to be in default and terminated upon the occurrence of any of the following events: (a) Lessee's failure to pay when due the full amount of any payment required hereunder or under any other lease (or under any loan or retail installment contract) with Lessor or any affiliate of Lessor, including without limitation any maintenance agreement on the Equipment by and between Lessee and Freightliner LLC, or Lessee's default in the performance of any of the obligations or covenants hereunder or thereunder, including, without limitation, rent, taxes, liens, insurance, indemnification, repair or other charge; or (b) the making of any false or misleading statement by Lessee prior to or in connection with this Lease; or (c) Lessee's death, dissolution, insolvency or other termination of existence; or (d) Lessee's becoming the subject of a petition in bankruptcy, either voluntarily or involuntarily, or making an assignment for the benefit of creditors, or being named or subjected to a suit for the appointment of a receiver; or (e) seizure of or levy upon the Equipment by reason of any legal or governmental process directed against Lessee; or (f) any bankruptcy,

DaimlerChrysler Service
Truck Finance

                                                                 LEASE AGREEMENT
                                                                    (OPEN-END)

     insolvency, termination or default of any guarantor of Lessee; (g) if any guaranty supporting Lessee's obligations hereunder shall fail to remain in full force and effect; or (h) Lessor in good faith believes the prospect for performance or payment by Lessee is substantially impaired.

     Upon Lessee's default, Lessee shall be liable for, and shall pay Lessor upon demand, the sum of the following as liquidated damages: (1) any Lease payments or other amounts due and owing as of the time of default; plus (2) the balance of the Lease payments Lessee would have paid had the Lease gone to full term (less a deduction for the time value of such payments computed in accordance with the Rule of 78's); plus (3) the Residual Value as set forth in the Schedule(s) (less a deduction for the time value of such payments computed in accordance with the Rule of 78's); plus (4) an amount equal to one monthly Lease payment; plus (5) any and all commissions, fees or other amounts paid by Lessor's assignee as consideration for the assignment of this Lease (collectively, the "Default Liability").

     In the event of Lessee's default, Lessee agrees to surrender the Equipment to Lessor at such location as Lessor may designate, and agrees that Lessor may take possession of the Equipment wherever the same may be found, whether on Lessee's premises or elsewhere, in accordance with applicable law. Lessee further agrees that any and all rights or interests Lessee may have in the Equipment shall be extinguished upon Lessee's default.

     If Lessor obtains possession of the Equipment following Lessee's default, Lessor shall dispose of the Equipment by public or private sale in the wholesale or retail market, and such disposition may be with or without notice to Lessee. Following any such sale, Lessor shall deduct from the Default Liability the amount of any proceeds obtained upon disposition of the Equipment, less any costs or expenses incurred by Lessor in connection with the repossession, storage, restoration and/or disposition of the Equipment.

     Lessor may assess, and Lessee will be liable for, interest on the total amounts Lessee may owe to Lessor from time to time by reason of Lessee's default at the rate of eighteen percent (18%) per annum, unless a lower rate is required by applicable law, in which case that rate shall apply, both before and after judgment.

     Lessee understands and agrees that the remedies provided under this Lease in favor of Lessor upon default shall not be exclusive, but shall be cumulative and in addition to any other remedies available to Lessor, whether existing in law, equity or bankruptcy.

15. PURCHASE OPTION. It is understood and agreed that Lessee has no option to purchase the Equipment at any time. However, if Lessor may, at its sole option and in its sole discretion, provide Lessee the opportunity to purchase the Equipment upon the expiration of the Lease for an amount equal to the Residual Value set forth in the Schedule(s). If Lessee elects to accept Lessor's offer and purchase the Equipment, Lessee must also pay any official fees and taxes assessed in connection with the purchase, plus any other amounts due hereunder but not paid at the time of termination. Lessee expressly understands that Lessee shall have absolutely no equity or other ownership rights in the Equipment unless and until Lessee purchases the Equipment pursuant to this Section 15.

16. END OF LEASE TERMINATION LIABILITY. Upon the expiration of this Lease, Lessee shall, at Lessee's expense, assemble and return the Equipment unencumbered at Lessor's place of business, or at such other place as Lessor specifies, in the same condition, appearance and functional order as received, reasonable and ordinary wear and tear excepted.

     Upon the return of the Equipment as herein provided, Lessor will sell the Equipment at a public or private sale with or without notice to Lessee. If the amount received from the sale (less sales tax payable, reasonable sales commissions and restoration and storage costs, if any) exceeds the Residual Value of the Equipment as set forth in the Schedule(s), the amount of such surplus shall be paid to Lessee. If the amount received from the sale (less sales tax payable, reasonable sales commissions and restoration and storage costs, if any) is less than the Residual Value of the Equipment as set forth in the Schedule(s), Lessee shall be liable for, and shall pay upon demand, the amount of such deficiency to Lessor. Lessee acknowledges that the potential benefit or liability contemplated by this Section 16 is not intended to create any equity interest in the Equipment for Lessee, but rather are designed as incentives for Lessee to properly maintain the Equipment as required by this Lease.

     If Lessee fails to return the Equipment on or before the last day of the Lease term, Lessee shall be obligated to pay, as holder lease payments, an amount equal to two times the monthly payment for each month (or portion thereof) that the Lessee fails to return the Equipment. For example, if the monthly payment prior to the expiration of the lease was $200 per month, the holdover monthly lease payment shall be $400 per month. Notwithstanding the foregoing, receipt of the monthly holdover payment shall not constitute consent or permission by Lessor to retain possession of the Equipment.

17. ADDITIONAL SECURITY. To further secure the performance of Lessee's obligations to Lessor, hereunder or otherwise, Lessee hereby grants to Lessor a first security interest in (a) each and every vehicle leased by Lessee from DaimlerChrysler Services North America, LLC(Lessee's interest in said equipment being assigned to the full extent of Lessee's interest therein); and (b) each and every vehicle purchased by Lessee and financed by DaimlerChrysler Services North America LLC.

18. DISCLAIMER OF WARRANTIES. LESSOR IS NOT THE PRODUCER, MANUFACTURER OR DESIGNER OF THE EQUIPMENT, AND LESSOR MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THIS LEASE OR THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR INTENDED USE. LESSOR SPECIFICALLY DISCLAIMS ANY AND ALL LIABILITY FOR CONSEQUENTIAL DAMAGES.

DaimlerChrysler Service
Truck Finance

                                                                 LEASE AGREEMENT
                                                                    (OPEN-END)

     Lessor agrees, however, to assign to Lessee all of the manufacturer's standard warranties applicable to the Equipment, together with any rights and remedies afforded thereunder, to the extent that those warranties, rights and remedies are assignable.

19. ENTIRE AGREEMENT; WAIVER. This Lease and the Schedule(s) referred to herein constitute the entire agreement of the parties hereto. No waiver or modification of this Lease or any Schedule shall be effective unless in writing and signed by both parties. No waiver by Lessor of any obligation of Lessee under this Lease shall be deemed a waiver of Lessor's right to subsequent or other full and timely performance.

20. BINDING ON SUCCESSORS AND PERMITTED ASSIGNS. This Lease shall be binding upon and inure to the benefit of any permitted successors and assigns of Lessor and Lessee.

21. COSTS AND ATTORNEY'S FEES. If Lessor employs an agent or other party for purposes of collection or repossession, or refers this Lease to an attorney for purposes of collection, repossession or enforcement of Lessor's interests herein, Lessee agrees to reimburse Lessor upon Lessor's demand for all of Lessor's repossession costs, attorney's fees and expenses to the extent permitted by applicable state law.

22. NOTICES. All notices and payments shall be mailed to the respective parties at the addresses set forth above or such other address as a party may provide to the other party in writing.

23. GOVERNING LAW; JURISDICTION. This Lease shall be deemed to have been made in the state named in Lessor's address above, and shall be interpreted, and the rights and liabilities of the parties determined, by the laws and courts of that state, to the exclusion of the courts of any other state or country; provided, however, that Lessor shall have the right, but not the obligation, to litigate in any state or country in which Lessee, the Equipment, or any of Lessee's or any guarantor's assets are located. LESSEE WAIVES ANY AND ALL RIGHT TO A JURY TRIAL REGARDING ANY DISPUTE ARISING HEREUNDER.

24. SEVERABILITY. If any of the provisions of this Lease are prohibited by or held invalid under applicable laws or regulations of any jurisdiction in which this Lease is sought to be enforced, then that provision shall be considered inapplicable and omitted but shall not invalidate the remaining provisions.

25. HEADINGS. Headings at the beginning of each section are solely for the convenience of the parties and shall not be considered when interpreting this Lease.

DaimlerChrysler Service
Truck Finance

                                                                 LEASE AGREEMENT
                                                                    (OPEN-END)

BY SIGNING BELOW, LESSEE ACKNOWLEDGES THAT LESSOR'S SIGNATURE ON THIS LEASE WILL HAVE THE EFFECT OF ASSIGNING ALL RIGHT, TITLE AND INTEREST OF LESSOR IN AND TO THIS LEASE AND THE EQUIPMENT TO DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC.

WARNING: IMPORTANT CONSUMER PROTECTIONS MAY NOT APPLY IF THIS AGREEMENT INDICATED THAT LESSEE IS LEASING THE VEHICLE PRIMARILY FOR AGRICULTURE, BUSINESS OR COMMERCIAL USE.

NOTICE TO THE LESSEE: (1) DO NOT SIGN THIS LEASE BEFORE READING IT OR IF IT CONTAINS ANY BLANK SPACES TO BE FILLED IN; (2) LESSEE IS ENTITLED TO A COMPLETELY FILLED-IN COPY OF THIS LEASE.

LESSEE AGREES THAT LESSEE RECEIVED A COMPLETELY FILLED-IN COPY OF THIS LEASE. LESSEE AGREES TO ALL THE PROVISIONS OF THE LEASE.

LESSEE: WESTERN EXPRESS, INC.


SIGNATURE X: /s/ WAYNE WISE

TITLE: PRESIDENT

BY SIGNING BELOW, LESSOR ACCEPTS THE TERMS AND CONDITIONS OF THIS LEASE AND ASSIGNS ALL RIGHT, TITLE AND INTEREST TO AND IN THIS LEASE AND THE EQUIPMENT TO DAIMLERCHRYSLER SERVICES NORTH AMERICA, LLC PURSUANT TO THE TERMS OF THE EQUIPMENT PURCHASE AND LEASE ASSIGNMENT AGREEMENT BY AND BETWEEN LESSOR AND DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC.

LESSOR: NEELY COBLE COMPANY INC


SIGNATURE X: /s/ WARREN D. SMITH

TITLE: SALES MANAGER

DaimlerChrysler Service
Truck Finance

                                                                 LEASE AGREEMENT
                                                                    (OPEN-END)

                                    STATEMENT

The undersigned, Lessee under the Lease Agreement dated 08/27/2004 (the "Lease"), hereby represents and certifies, under penalty of perjury, that, with respect to all Schedules now or hereafter executed in connection with the Lease:

(i) Lessee intends that more than 50 percent of the use of the Equipment is to be in its trade or business; and

(ii) Lessee has been advised that LESSEE WILL NOT BE TREATED AS THE OWNER OF THE EQUIPMENT FOR FEDERAL INCOME TAX PURPOSES.

Lessee agrees to indemnify Lessor pursuant to Section 8 of the Lease for any claims, losses, costs, damages, and expenses, of whatsoever kind and nature, including legal fees, resulting from lessee's breach of the above representation and certification.

LESSEE: WESTERN EXPRESS, INC.


SIGNATURE X: /s/ WAYNE WISE

TITLE: PRESIDENT

TITLE: 8-27-2004

DaimlerChrysler Service
Truck Finance

                                   LEASE SCHEDULE A - PROPERTY SCHEDULE ADDENDUM

PROPERTY SCHEDULE attached to LEASE AGREEMENT dated: __________

Base Location:

County: __________   City: __________   State: __________

                                      Delivery   Capitalized   Residual   Term in   Titling
Year   Make   Model   Serial Number     Date         Cost        Value     Months    Source
----   ----   -----   -------------   --------   -----------   --------   -------   -------


Lessee: WESTERN EXPRESS, INC.


Signature X:
             ---------------------------
Title: PRESIDENT